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                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 26, 2004
                                                        -----------------

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


           Netherlands Antilles            000-2174               N/A
      (State or other jurisdiction       (Commission        (IRS Employer
           of incorporation)             File Number)     Identification No.)


              Fuel-Tech N.V.                            Fuel Tech, Inc.
               (Registrant)                       (U.S. Operating Subsidiary)
            Castorweg 22-24                     Suite 703, 300 Atlantic Street
      Curacao, Netherlands Antilles                    Stamford CT 06901
            (599) 9-461-3754                            (203) 425-9830

          (Address and Telephone Number of principal executive offices)



                                    --more--

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Item 12. Regulation FD Disclosure

         On February 26, 2004 the Registrant issued the earnings release for the quarter ended and full year ended December 31, 2003 attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is not to be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FUEL-TECH N.V.

Date: March 4, 2004                         By: /s/ V.J. Arnone
                                                ----------------------------
                                            Vincent J. Arnone
                                            Vice President, Treasurer
                                            and Chief Financial Officer